As filed with the Securities and Exchange Commission on September 5, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22397

IronBridge Funds, Inc.
(Exact name of registrant as specified in charter)

One Parkview Plaza Suite 700 Oakbrook Terrace, Illinois			60181
(Address of principal executive offices)			(Zip code)

John G. Davis One Parkview Plaza, Suite 700 Oakbrook Terrace, Illinois 60181
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(630) 684-8300

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2017

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS June 30, 2017

Table of Contents

PRESIDENT'S LETTER (UNAUDITED)	2
REPORT FROM RMB CAPITAL MANAGEMENT LLC (UNAUDITED)	3
EXPENSE EXAMPLE (UNAUDITED)	6
PORTFOLIO INVESTMENT RETURNS (UNAUDITED)	8
SCHEDULES OF INVESTMENTS
Small Cap Fund	11
SMID Cap Fund	15
Large Cap Fund	18
STATEMENTS OF ASSETS AND LIABILITIES	22
STATEMENTS OF OPERATIONS	24
STATEMENTS OF CHANGES IN NET ASSETS	26
FINANCIAL HIGHLIGHTS	28
NOTES TO FINANCIAL STATEMENTS	31
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)	38
ADDITIONAL INFORMATION (UNAUDITED)	44

P/1

PRESIDENT'S LETTER (Unaudited)

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2017. The S&P 500® Index, a proxy for large capitalization stocks, was up 17.90% over the past twelve months, while small capitalization stocks were up 24.60% as measured by the Russell 2000® Index.

Fund Results

For the twelve month period ending June 30, 2017, the IronBridge Funds generated the following net (i.e. after fees) returns:

The IronBridge Small Cap Fund, managed by IronBridge, a division of RMB Asset Management, returned 11.90% versus the 24.60% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge, a division of RMB Asset Management, returned 11.28% versus the 19.84% return for the Russell 2500TM Index.

The IronBridge Large Cap Fund, managed by IronBridge, a division of RMB Asset Management, returned 13.58% versus the 18.03% return for the Russell 1000® Index.

Outlook

Equity markets continued to be favorable for investors and have advanced at a rate that exceeds our optimistic outlook for the year. While macroeconomic shocks and central bank intervention have played a role in the market this year, overall the strong equity returns appear to be driven more by company-specific factors (numerator of the pricing equation). This is a positive development and sets up an environment that we believe has been and is expected to continue to be favorable for high-quality, active management.

In the near term, we anticipate that the equity market will continue to advance at more modest levels as central banks remain tempered in allowing rates to rise and continue to delay the ultimate unwinding of securities that were purchased as part of their quantitative easing programs.

Thank you for your continued support of IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

P/2

Report from RMB Capital Management, LLC (Unaudited)

Dear Shareholders:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500TM Index.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the year ended June 30, 2017, the IronBridge Small Cap Fund trailed the benchmark, returning 11.90% (net of fees) compared with the Russell 2000® Index return of 24.60% for the same period.

The stock selection within Financials and Utilities was a positive contributor to the relative return profile. Exposure among the Consumer Discretionary, Health Care, Information Technology, Industrials, Materials, Energy, Real Estate and Consumer Staples names detracted from the Small Cap Fund's relative performance. The sector allocation also detracted from the Small Cap Fund's relative performance, primarily due to a small allocation to cash and slight underweight position in Information Technology.

IronBridge SMID Cap Fund

For the year ended June 30, 2017, the IronBridge SMID Cap Fund trailed the benchmark, returning 11.28% (net of fees) compared with the Russell 2500TM Index return of 19.84% for the same period.

The stock selection within Financials was neutral from a relative return prospective. Exposure among the Information Technology, Industrials, Consumer Discretionary, Materials, Energy, Real Estate, Health Care, Consumer Staples and Utilities names detracted from the SMID Cap Fund's relative performance. The sector allocation also detracted from the SMID Cap Fund's relative performance, primarily due to a small allocation to cash and slight underweight position in Information Technology.

IronBridge Large Cap Fund

For the year ended June 30, 2017, the IronBridge Large Cap Fund trailed the benchmark, returning 13.58% (net of fees) compared with the Russell 1000® Index return of 18.03% for the same period.

P/3

Report from RMB Capital Management, LLC (continued)

The stock selection within Health Care, Financials, Utilities, and Consumer Staples was a positive contributor to the relative return profile. Exposure among the Consumer Discretionary, Information Technology, Industrials, Real Estate, Energy, Telecommunication Services, and Materials names detracted from the Large Cap Fund's relative performance. The sector allocation also detracted from the Large Cap Fund's relative performance, primarily due to a small allocation to cash and slight underweight position in Financials.

Market Review

Equities markets advanced during the twelve-month period ending June 30, 2017. Within the U.S. market, small cap stocks, as measured by the Russell 2000® Index, were the best-performing capitalization range up 24.60%. Large cap stocks, as measured by the Russell 1000® Index, were up 18.03%, followed by mid cap stocks, as measured by the Russell Midcap® Index, up 16.48%.

The overall economic environment was supportive of rising equity valuations as the discount rate remained near historically low levels, liquidity remained accommodative and credit risk stable.

Portfolio Outlook

Equity markets continued to be favorable for investors and have advanced at a rate that exceeds our optimistic outlook for the year. While macroeconomic shocks and central bank intervention have played a role in the market this year, overall the strong equity returns appear to be driven more by company-specific factors (numerator of the pricing equation). This is a positive development and sets up an environment that we believe has been and is expected to continue to be favorable for high-quality, active management.

As pointed out in previous letters, we believe investors should remain cautious and continue to be on the lookout for signs that might signal the end of the current bull market. We believe current valuations are defensible in light of the fact that the discount rate (investor required rate of return), the VIX (Volatility Index) and credit spreads are all near historic lows. However, significant increases in any of these factors could potentially lead to a decline in equity valuations to the extent the increase is not offset by gains in company-specific factors.

In the near term, we anticipate that the equity market will continue to advance at more modest levels as central banks remain tempered in allowing rates to rise and continue to delay the ultimate unwinding of securities that were purchased as part of their quantitative easing programs.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

P/4

Report from RMB Capital Management, LLC (continued)

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC.

P/5

EXPENSE EXAMPLE

IronBridge Funds

June 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 — 6/30/17).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

P/6

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2017	ENDING ACCOUNT VALUE 6/30/2017	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,026.60	1.10%	$5.53
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,053.90	0.95%	$4.84
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,078.20	0.80%	$4.12
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

* Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

P/7

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 06/30/17	Fund	Index
One Year	11.90%	24.60%
Five Year Average Annual	11.22	13.70
Ten Year Average Annual	6.12	6.92
Since Commencement Average Annual*	10.57	10.53

*8/30/02 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 06/30/07. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to June 24, 2017, IronBridge Capital Management, L.P. served as adviser to the Fund. Effective June 24, 2017, RMB Capital Management, LLC became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of Fund shares.

P/8

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 06/30/17	Fund	Index
One Year	11.28%	19.84%
Five Year Average Annual	11.51	14.04
Ten Year Average Annual	5.95	7.42
Since Commencement Average Annual*	7.33	8.56

*12/31/04 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 06/30/07. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to June 24, 2017, IronBridge Capital Management, L.P. served as adviser to the Fund. Effective June 24, 2017 RMB Capital Management, LLC became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of Fund shares.

P/9

PORTFOLIO INVESTMENT RETURNS (Unaudited)

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/17	Fund	Index
One Year	13.58%	18.03%
Five Year Average Annual	12.77	14.67
Since Commencement Average Annual*	11.50	13.23

*3/30/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to June 24, 2017 IronBridge Capital Management, L.P. served as adviser to the Fund. Effective June 24, 2017 RMB Capital Management, LLC became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of Fund shares

P/10

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2017

COMMON STOCKS - 95.6%

	Number of Shares	Value
AEROSPACE & DEFENSE - 2.9%
Curtiss-Wright Corp.	32,204	$2,955,683
Esterline Technologies Corp. (a)	34,496	3,270,221
Mercury Systems, Inc. (a)	56,413	2,374,423
		8,600,327
AUTO COMPONENTS - 1.0%
Tenneco, Inc.	53,492	3,093,442
BANKS - 13.0%
BankUnited, Inc.	121,517	4,096,338
Banner Corp.	106,720	6,030,747
Columbia Banking System, Inc.	119,139	4,747,689
Cullen/Frost Bankers, Inc.	31,427	2,951,309
CVB Financial Corp.	150,846	3,383,476
Investors Bancorp, Inc.	377,577	5,044,429
PacWest Bancorp	85,448	3,990,422
Seacoast Banking Corp. of Florida (a)	62,520	1,506,732
TriCo Bancshares	84,922	2,985,008
Webster Financial Corp.	63,342	3,307,719
		38,043,869
BIOTECHNOLOGY - 3.9%
Intrexon Corp. (a)	52,156	1,256,438
Ionis Pharmaceuticals, Inc. (a)	29,910	1,521,522
Kite Pharma, Inc. (a)	15,032	1,558,367
Neurocrine Biosciences, Inc. (a)	17,513	805,598
Repligen Corp. (a)	58,322	2,416,864
Sage Therapeutics, Inc. (a)	15,986	1,273,125
Seattle Genetics, Inc. (a)	15,950	825,253
TESARO, Inc. (a)	7,555	1,056,642
Ultragenyx Pharmaceutical, Inc. (a)	13,021	808,734
		11,522,543
BUILDING PRODUCTS - 1.3%
Gibraltar Industries, Inc. (a)	36,574	1,303,863
	Number of Shares	Value
Universal Forest Products, Inc.	30,100	$2,628,031
		3,931,894
CAPITAL MARKETS - 0.5%
Stifel Financial Corp. (a)	30,219	1,389,470
CHEMICALS - 3.1%
NewMarket Corp.	6,528	3,006,013
PolyOne Corp.	43,422	1,682,168
Sensient Technologies Corp.	55,569	4,474,972
		9,163,153
COMMERCIAL SERVICES & SUPPLIES - 1.3%
ABM Industries, Inc.	44,200	1,835,184
Multi-Color Corp.	25,011	2,040,898
		3,876,082
COMMUNICATION EQUIPMENT - 0.4%
ShoreTel, Inc. (a)	193,192	1,120,514
CONSTRUCTION & ENGINEERING - 1.2%
Valmont Industries, Inc.	24,086	3,603,266
CONTAINERS & PACKAGING - 1.1%
AptarGroup, Inc.	38,025	3,302,851
DISTRIBUTORS - 1.0%
Pool Corp.	24,082	2,831,321
DIVERSIFIED CONSUMER SERVICES - 1.1%
Bright Horizons Family Solutions, Inc. (a)	41,354	3,192,942
ELECTRICAL EQUIPMENT - 1.7%
AZZ, Inc.	38,417	2,143,669
EnerSys, Inc.	37,671	2,729,264
		4,872,933
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.9%
II-VI, Inc. (a)	53,463	1,833,781
IPG Photonics Corp. (a)	18,256	2,648,946
Littelfuse, Inc.	28,079	4,633,035
SYNNEX Corp.	21,132	2,534,995
		11,650,757

The accompanying notes are an integral part of these financial statements.
P/11

SCHEDULE OF INVESTMENTS (continued)

IronBridge Small Cap Fund

June 30, 2017

	Number of Shares	Value
ENERGY EQUIPMENT & SERVICES - 1.3%
CARBO Ceramics, Inc. (a)	69,023	$472,808
Oil States International, Inc. (a)	46,453	1,261,199
Superior Energy Services, Inc. (a)	190,326	1,985,100
		3,719,107
EQUITY REAL ESTATE INVESTMENT - 5.1%
Acadia Realty Trust	98,954	2,750,921
EastGroup Properties, Inc.	19,756	1,655,553
Equity Commonwealth (a)	141,385	4,467,766
Investors Real Estate Trust	377,195	2,342,381
LaSalle Hotel Properties	129,752	3,866,610
		15,083,231
FOOD & STAPLES RETAILING - 1.2%
Casey's General Stores, Inc.	32,981	3,532,595
FOOD PRODUCTS - 1.2%
J&J Snack Foods Corp.	27,011	3,567,343
GAS UTILITIES - 1.9%
UGI Corp.	117,988	5,711,799
HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
ABIOMED, Inc. (a)	14,093	2,019,527
Cantel Medical Corp.	45,675	3,558,539
Integra LifeSciences Holdings Corp. (a)	61,867	3,372,370
Neogen Corp. (a)	24,972	1,725,815
West Pharmaceutical Services, Inc.	54,219	5,124,780
		15,801,031
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Acadia Healthcare Co., Inc. (a)	57,437	2,836,239
HealthEquity, Inc. (a)	24,427	1,217,197
	Number of Shares	Value
LifePoint Hospitals, Inc. (a)	23,121	$1,552,575
		5,606,011
HEALTH CARE TECHNOLOGY - 1.0%
Medidata Solutions, Inc. (a)	14,041	1,098,006
Omnicell, Inc. (a)	43,664	1,881,919
		2,979,925
HOTELS, RESTAURANTS & LEISURE - 4.0%
Buffalo Wild Wings, Inc. (a)	30,711	3,891,084
Vail Resorts, Inc.	38,717	7,852,969
		11,744,053
HOUSEHOLD DURABLES - 0.8%
Helen Of Troy Ltd. (a)	24,872	2,340,455
INFORMATION TECHNOLOGY SERVICES - 2.5%
Jack Henry & Associates, Inc.	70,353	7,307,566
INSURANCE - 4.9%
American Financial Group, Inc.	77,641	7,715,186
Argo Group International Holdings Ltd.	53,536	3,244,282
Stewart Information Services Corp.	76,671	3,479,330
		14,438,798
LIFE SCIENCES TOOLS & SERVICES - 1.3%
Cambrex Corp. (a)	39,062	2,333,954
NeoGenomics, Inc. (a)	171,720	1,538,611
		3,872,565
MACHINERY - 4.9%
IDEX Corp.	47,418	5,358,708
ITT, Inc.	57,085	2,293,675
Kadant, Inc.	19,860	1,493,472
Kornit Digital Ltd. (a)	80,723	1,561,990
Lincoln Electric Holdings, Inc.	41,412	3,813,631
		14,521,476

P/12

SCHEDULE OF INVESTMENTS (continued)

IronBridge Small Cap Fund

June 30, 2017

	Number of Shares	Value
METALS & MINING - 1.3%
Carpenter Technology Corp.	99,309	$3,717,136
MORTGAGE REAL ESTATE INVESTMENT - 1.3%
Redwood Trust, Inc.	230,384	3,925,743
MULTI-UTILITIES - 1.0%
Black Hills Corp.	44,366	2,993,374
OIL, GAS & CONSUMABLE FUELS - 1.6%
Carrizo Oil & Gas, Inc. (a)	77,522	1,350,433
Energen Corp. (a)	69,375	3,425,044
		4,775,477
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Alexander & Baldwin, Inc.	70,936	2,935,332
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Cypress Semiconductor Corp.	300,310	4,099,232
Microsemi Corp. (a)	39,958	1,870,035
MKS Instruments, Inc.	53,874	3,625,720
Monolithic Power Systems, Inc.	23,891	2,303,092
		11,898,079
SOFTWARE - 7.0%
CommVault Systems, Inc. (a)	46,035	2,598,676
Fair Isaac Corp. (a)	25,898	3,610,440
Guidewire Software, Inc. (a)	41,316	2,838,822
Proofpoint, Inc. (a)	24,638	2,139,318
PTC, Inc. (a)	83,156	4,583,559
Tyler Technologies, Inc. (a)	28,518	5,009,757
		20,780,572
SPECIALTY RETAIL - 0.7%
Monro Muffler Brake, Inc.	50,476	2,107,373
	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 1.9%
Columbia Sportswear Co.	39,936	$2,318,684
Wolverine World Wide, Inc.	118,819	3,328,120
		5,646,804
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Applied Industrial Technologies, Inc.	55,039	3,250,053
TOTAL COMMON STOCKS
(Cost $206,521,595)		$282,451,262
SHORT-TERM INVESTMENTS - 4.4%
	Number of Shares	Value
MONEY MARKET - 4.4%
STIT-Treasury Obligations Portfolio - 0.73% (b)	12,887,133	12,887,133
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,887,133)		$12,887,133
TOTAL INVESTMENTS - 100.0%
(Cost $219,408,728)		$295,338,395
Other Assets in Excess of Liabilities - 0.0%		62,482
TOTAL NET ASSETS - 100.0%		$295,400,877

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by fund's administrator.

The accompanying notes are an integral part of these financial statements.
P/13

SCHEDULE OF INVESTMENTS (continued)

IronBridge Small Cap Fund

June 30, 2017

PORTFOLIO DIVERSIFICATION

June 30, 2017

Sectors	Percentage
Financials	19.6%
Information Technology	17.9%
Industrials	14.4%
Health Care	13.5%
Consumer Discretionary	10.5%
Real Estate	6.1%
Materials	5.4%
Utilities	2.9%
Energy	2.9%
Consumer Staples	2.4%
TOTAL COMMON STOCKS	95.6%
TOTAL SHORT-TERM INVESTMENTS	4.4%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P/14

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2017

COMMON STOCKS - 96.2%

	Number of Shares	Value
AEROSPACE & DEFENSE - 2.9%
Curtiss-Wright Corp.	34,360	$3,153,561
Esterline Technologies Corp. (a)	44,080	4,178,784
HEICO Corp.	21,660	1,556,054
		8,888,399
AUTO COMPONENTS - 0.8%
Visteon Corp. (a)	25,270	2,579,056
BANKS - 8.8%
Comerica, Inc.	36,808	2,695,818
Cullen/Frost Bankers, Inc.	32,873	3,087,103
First Republic Bank	72,130	7,220,213
Investors Bancorp, Inc.	467,550	6,246,468
SVB Financial Group (a)	26,883	4,725,763
Webster Financial Corp.	62,330	3,254,873
		27,230,238
BIOTECHNOLOGY - 3.4%
Intrexon Corp. (a)	52,770	1,271,229
Ionis Pharmaceuticals, Inc. (a)	25,560	1,300,237
Kite Pharma, Inc. (a)	14,350	1,487,664
Neurocrine Biosciences, Inc. (a)	14,420	663,320
Repligen Corp. (a)	60,450	2,505,048
Sage Therapeutics, Inc. (a)	11,420	909,489
Seattle Genetics, Inc. (a)	19,342	1,000,755
TESARO, Inc. (a)	4,210	588,811
Ultragenyx Pharmaceutical, Inc. (a)	12,310	764,574
		10,491,127
BUILDING PRODUCTS - 0.5%
Gibraltar Industries, Inc. (a)	40,700	1,450,955
CAPITAL MARKETS - 0.9%
MarketAxess Holdings, Inc.	6,060	1,218,666
Stifel Financial Corp. (a)	31,931	1,468,187
		2,686,853
	Number of Shares	Value
CHEMICALS - 4.3%
International Flavors & Fragrances, Inc.	19,035	$2,569,725
NewMarket Corp.	6,912	3,182,838
RPM International, Inc.	58,980	3,217,359
Sensient Technologies Corp.	54,853	4,417,312
		13,387,234
COMMERCIAL SERVICES & SUPPLIES - 1.5%
Brink's Co. (The)	20,480	1,372,160
Copart, Inc. (a)	100,090	3,181,861
		4,554,021
CONSTRUCTION & ENGINEERING - 1.2%
Valmont Industries, Inc.	25,755	3,852,948
CONSTRUCTION MATERIALS - 1.2%
Eagle Materials, Inc.	40,480	3,741,162
CONTAINERS & PACKAGING - 1.4%
Avery Dennison Corp.	47,930	4,235,574
ELECTRICAL EQUIPMENT - 0.5%
AZZ, Inc.	27,010	1,507,158
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.3%
II-VI, Inc. (a)	44,580	1,529,094
Littelfuse, Inc.	23,553	3,886,245
SYNNEX Corp.	22,479	2,696,581
Trimble, Inc. (a)	56,331	2,009,327
		10,121,247
ENERGY EQUIPMENT & SERVICES - 1.2%
Oil States International, Inc. (a)	44,460	1,207,089
Superior Energy Services, Inc. (a)	248,450	2,591,334
		3,798,423
EQUITY REAL ESTATE INVESTMENT - 6.5%
Acadia Realty Trust	175,080	4,867,224
Alexandria Real Estate Equities, Inc.	42,210	5,085,039
EastGroup Properties, Inc.	20,940	1,754,772

The accompanying notes are an integral part of these financial statements.
P/15

SCHEDULE OF INVESTMENTS (continued)

IronBridge SMID Cap Fund

June 30, 2017

	Number of Shares	Value
Equity Commonwealth (a)	152,440	$4,817,104
LaSalle Hotel Properties	128,710	3,835,558
		20,359,697
FOOD & STAPLES RETAILING - 1.2%
Casey's General Stores, Inc.	34,265	3,670,124
FOOD PRODUCTS - 0.7%
Pinnacle Foods, Inc.	35,250	2,093,850
GAS UTILITIES - 1.8%
UGI Corp.	117,664	5,696,114
HEALTH CARE EQUIPMENT & SUPPLIES - 6.4%
ABIOMED, Inc. (a)	11,370	1,629,321
Cantel Medical Corp.	47,260	3,682,027
IDEXX Laboratories, Inc. (a)	25,210	4,069,398
Teleflex, Inc.	26,020	5,405,915
West Pharmaceutical Services, Inc.	55,875	5,281,305
		20,067,966
HEALTH CARE PROVIDERS & SERVICES - 0.4%
HealthEquity, Inc. (a)	22,330	1,112,704
HEALTH CARE TECHNOLOGY - 0.4%
Medidata Solutions, Inc. (a)	14,470	1,131,554
HOTELS, RESTAURANTS & LEISURE - 3.3%
Buffalo Wild Wings, Inc. (a)	22,680	2,873,556
Vail Resorts, Inc.	36,627	7,429,054
		10,302,610
HOUSEHOLD DURABLES - 2.3%
Leggett & Platt, Inc.	43,430	2,281,378
NVR, Inc. (a)	1,982	4,777,829
		7,059,207
HOUSEHOLD PRODUCTS - 2.2%
Church & Dwight Co., Inc.	133,294	6,915,293
	Number of Shares	Value
INDUSTRIAL CONGLOMERATES - 1.2%
Carlisle Cos., Inc.	38,350	$3,658,590
INFORMATION TECHNOLOGY SERVICES - 5.2%
Gartner, Inc. (a)	25,810	3,187,793
Jack Henry & Associates, Inc.	88,555	9,198,208
Vantiv, Inc. - Class A (a)	59,910	3,794,699
		16,180,700
INSURANCE - 6.9%
Alleghany Corp. (a)	4,929	2,931,769
American Financial Group, Inc.	84,442	8,391,002
FNF Group	73,670	3,302,626
Markel Corp. (a)	7,013	6,843,706
		21,469,103
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Cambrex Corp. (a)	41,550	2,482,613
MACHINERY - 5.6%
Barnes Group, Inc.	80,030	4,684,156
IDEX Corp.	39,720	4,488,757
ITT, Inc.	59,695	2,398,545
Snap-on, Inc.	21,168	3,344,544
Wabtec Corp.	28,030	2,564,745
		17,480,747
MARINE - 0.5%
Kirby Corp. (a)	24,053	1,607,943
MEDIA - 1.3%
Interpublic Group of Cos., Inc. (The)	162,513	3,997,820
METALS & MINING - 0.8%
Steel Dynamics, Inc.	72,350	2,590,854
MORTGAGE REAL ESTATE INVESTMENT - 0.9%
Redwood Trust, Inc.	166,000	2,828,640
MULTILINE RETAIL - 0.6%
Nordstrom, Inc.	39,120	1,871,110
MULTI-UTILITIES - 1.5%
CMS Energy Corp.	101,160	4,678,650

P/16

SCHEDULE OF INVESTMENTS (continued)

IronBridge SMID Cap Fund

June 30, 2017

	Number of Shares	Value
OIL, GAS & CONSUMABLE FUELS - 2.0%
Carrizo Oil & Gas, Inc. (a)	103,630	$1,805,234
Energen Corp. (a)	89,740	4,430,464
		6,235,698
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Alexander & Baldwin, Inc.	81,034	3,353,187
ROAD & RAIL - 1.4%
Old Dominion Freight Line, Inc.	45,327	4,316,943
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Cypress Semiconductor Corp.	274,008	3,740,209
Microsemi Corp. (a)	33,310	1,558,908
MKS Instruments, Inc.	45,050	3,031,865
Monolithic Power Systems, Inc.	17,770	1,713,028
		10,044,010
SOFTWARE - 5.1%
CommVault Systems, Inc. (a)	36,120	2,038,974
Fair Isaac Corp.	24,800	3,457,368
Proofpoint, Inc. (a)	26,413	2,293,441
PTC, Inc. (a)	63,250	3,486,340
Tyler Technologies, Inc. (a)	26,350	4,628,904
		15,905,027
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Wolverine World Wide, Inc.	61,610	1,725,696
TRADING COMPANIES & DISTRIBUTORS - 0.5%
HD Supply Holdings, Inc. (a)	55,020	1,685,263
TOTAL COMMON STOCKS
(Cost $227,515,435)		$299,046,108

SHORT-TERM INVESTMENTS - 3.8%

	Number of Shares	Value
MONEY MARKET - 3.8%
STIT-Treasury Obligations Portfolio - 0.73% (b)	11,756,961	$11,756,961
TOTAL SHORT-TERM INVESTMENTS
(Cost $11,756,961)		$11,756,961
TOTAL INVESTMENTS - 100.0%
(Cost $239,272,396)		$310,803,069
Other Assets in Excess of Liabilities - 0.0%		75,953
TOTAL NET ASSETS - 100.0%		$310,879,022

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by fund's administrator.

PORTFOLIO DIVERSIFICATION

June 30, 2017

Sectors	Percentage
Financials	17.4%
Information Technology	16.8%
Industrials	15.8%
Health Care	11.4%
Consumer Discretionary	8.9%
Materials	7.7%
Real Estate	7.6%
Consumer Staples	4.1%
Utilities	3.3%
Energy	3.2%
TOTAL COMMON STOCKS	96.2%
TOTAL SHORT-TERM INVESTMENTS	3.8%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.
P/17

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2017

COMMON STOCKS - 94.9%

	Number of Shares	Value
BANKS - 7.4%
Citigroup, Inc.	12,520	$837,338
First Republic Bank	6,765	677,176
Wells Fargo & Co.	21,535	1,193,254
		2,707,768
BIOTECHNOLOGY - 1.8%
Celgene Corp. (a)	5,200	675,324
CAPITAL MARKETS - 2.1%
The Goldman Sachs Group, Inc.	3,394	753,129
CHEMICALS - 2.8%
Ecolab, Inc.	4,430	588,083
RPM International, Inc.	8,060	439,673
		1,027,756
COMMUNICATIONS EQUIPMENT - 1.3%
Cisco Systems, Inc.	15,480	484,524
CONSUMER FINANCE - 1.9%
American Express Co.	8,110	683,186
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
Verizon Communications, Inc.	12,130	541,726
ELECTRIC UTILITIES - 2.2%
NextEra Energy, Inc.	5,695	798,040
ELECTRICAL EQUIPMENT - 1.6%
AMETEK, Inc.	9,720	588,740
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.7%
Amphenol Corp. - Class A	8,492	626,879
ENERGY EQUIPMENT & SERVICES - 1.2%
Schlumberger Ltd	6,490	427,302
EQUITY REAL ESTATE INVESTMENT - 2.8%
Public Storage	2,360	492,131
Simon Property Group, Inc.	3,240	524,102
		1,016,233
	Number of Shares	Value
FOOD & STAPLES RETAILING - 4.0%
Costco Wholesale Corp.	3,595	$574,948
Wal-Mart Stores, Inc.	11,480	868,807
		1,443,755
FOOD PRODUCTS - 0.9%
Archer-Daniels-Midland Co.	7,530	311,591
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
Danaher Corp.	9,296	784,489
Intuitive Surgical, Inc. (a)	410	383,502
		1,167,991
HEALTH CARE TECHNOLOGY - 1.3%
Cerner Corp. (a)	7,420	493,207
HOTELS, RESTAURANTS & LEISURE - 1.5%
Starbucks Corp.	9,250	539,368
HOUSEHOLD DURABLES - 1.8%
Newell Brands, Inc.	12,280	658,454
HOUSEHOLD PRODUCTS - 2.6%
Church & Dwight Co., Inc.	18,000	933,840
INDUSTRIAL CONGLOMERATES - 4.8%
General Electric Co.	41,570	1,122,806
Roper Industries, Inc.	2,662	616,333
		1,739,139
INFORMATION TECHNOLOGY SERVICES - 3.6%
Jack Henry & Associates, Inc.	6,480	673,078
Visa, Inc. - Class A	7,050	661,149
		1,334,227
INSURANCE - 3.5%
Lincoln National Corp.	9,350	631,873
Markel Corp. (a)	650	634,309
		1,266,182
INTERNET & DIRECT MARKETING - 2.0%
Amazon.com, Inc. (a)	744	720,192

P/18

SCHEDULE OF INVESTMENTS (continued)

IronBridge Large Cap Fund

June 30, 2017

	Number of Shares	Value
INTERNET SOFTWARE & SERVICES - 4.6%
Alphabet, Inc. - Class A (a)	630	$585,698
Alphabet, Inc. - Class C (a)	522	474,357
Facebook, Inc. - Class A (a)	4,070	614,489
		1,674,544
LIFE SCIENCES TOOLS & SERVICES - 2.4%
Thermo Fisher Scientific, Inc.	5,010	874,095
MACHINERY - 1.4%
Fortive Corp.	7,863	498,121
MEDIA - 3.4%
Comcast Corp. - Class A	20,690	805,255
The Walt Disney Co.	4,210	447,312
		1,252,567
METALS & MINING - 1.2%
Nucor Corp.	7,450	431,132
MULTILINE RETAIL - 0.7%
Target Corp.	5,175	270,601
OIL, GAS & CONSUMABLE FUELS - 4.5%
EOG Resources, Inc.	7,580	686,142
Occidental Petroleum Corp.	15,850	948,939
		1,635,081
PHARMACEUTICALS - 7.0%
Eli Lilly & Co.	7,640	628,772
Johnson & Johnson	9,530	1,260,724
Zoetis, Inc.	10,870	678,070
		2,567,566
ROAD & RAIL - 2.6%
Union Pacific Corp.	8,853	964,180
SOFTWARE - 4.8%
Microsoft Corp.	18,170	1,252,458
Tyler Technologies, Inc. (a)	2,960	519,983
		1,772,441
	Number of Shares	Value
SPECIALTY RETAIL - 0.9%
Tractor Supply Co.	6,310	$342,065
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.6%
Apple, Inc.	6,715	967,094
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Under Armour, Inc. - Class A (a)	7,330	159,501
Under Armour, Inc. - Class C (a)	2,193	44,211
VF Corp.	4,810	277,056
		480,768
TOTAL COMMON STOCKS
(Cost $27,375,544)		$34,668,808
SHORT-TERM INVESTMENTS - 5.2%
	Number of Shares	Value
MONEY MARKET - 5.2%
STIT-Treasury Obligations Portfolio - 0.73% (b)	1,823,893	1,823,894
STIT-Government & Agency Portfolio - 0.89% (b)	69,627	69,627
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,893,521)		$1,893,521
TOTAL INVESTMENTS - 100.1%
(Cost $29,269,065)		$36,562,329
Liabilities in Excess of Other Assets - (0.1)%		(23,524)
TOTAL NET ASSETS - 100.0%		$36,538,805

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.
P/19

SCHEDULE OF INVESTMENTS (continued)

IronBridge Large Cap Fund

June 30, 2017

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by fund's administrator.

PORTFOLIO DIVERSIFICATION

June 30, 2017

Sectors	Percentage
Information Technology	18.8%
Health Care	15.8%
Financials	14.8%
Consumer Discretionary	11.7%
Industrials	10.4%
Consumer Staples	7.3%
Energy	5.6%
Materials	4.0%
Real Estate	2.8%
Utilities	2.2%
Telecommunication Services	1.5%
TOTAL COMMON STOCKS	94.9%
TOTAL SHORT-TERM INVESTMENTS	5.2%
TOTAL INVESTMENTS	100.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	-0.1%
TOTAL NET ASSETS	100.0%

P/20

(This page intentionally left blank)

Statements of Assets and Liabilities

IronBridge Funds, Inc.

June 30, 2017

	SMALL CAP FUND	SMID CAP FUND
ASSETS:
Investments at cost	$219,408,728	$239,272,396
Investments at value	$295,338,395	$310,803,069
Receivables
Interest and dividends	300,748	349,805
Fund shares sold	137,761	92,393
Investment sold	—	—
Prepaid expenses	20,546	19,444
Total assets	295,797,450	311,264,711
LIABILITIES:
Payables
Fund shares redeemed	83,082	55,297
Investments purchased	—	—
Due to adviser	232,745	254,819
Accrued expenses
Professional fees	39,793	34,017
Fund administration and accounting fees	18,096	16,607
Other expenses	22,857	24,949
Total Liabilities	396,573	385,689
Net Assets	$295,400,877	$310,879,022
NET ASSETS CONSIST OF:
Paid in capital	$175,500,102	$216,947,418
Undistributed net investment income	199,472	58,098
Accumulated net realized gain	43,771,636	22,342,833
Unrealized appreciation on investments	75,929,667	71,530,673
Net Assets	$295,400,877	$310,879,022
CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000	150,000,000
Issued and outstanding	15,278,416	25,657,226
Net Asset Value, Redemption Price and Offering Price Per Share	$19.33	$12.12

P/22

LARGE CAP FUND
ASSETS:
Investments at cost	$29,269,065
Investments at value	$36,562,329
Receivables
Interest and dividends	38,838
Fund shares sold	—
Investment sold	89,358
Prepaid expenses	13,409
Total assets	36,703,934
LIABILITIES:
Payables
Fund shares redeemed	—
Investments purchased	126,793
Due to adviser	10,910
Accrued expenses
Professional fees	15,311
Fund administration and accounting fees	9,658
Other expenses	2,457
Total Liabilities	165,129
Net Assets	$36,538,805
NET ASSETS CONSIST OF:
Paid in capital	$27,005,822
Undistributed net investment income	159,701
Accumulated net realized gain	2,080,018
Unrealized appreciation on investments	7,293,264
Net Assets	$36,538,805
CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000
Issued and outstanding	2,598,345
Net Asset Value, Redemption Price and Offering Price Per Share	$14.06

The accompanying notes are an integral part of these financial statements.
P/23

Statements of Operations

IronBridge Funds, Inc.

For the Year Ended June 30, 2017

	SMALL CAP FUND	SMID CAP FUND
INVESTMENT INCOME:
Dividend income	$5,185,958	$3,567,744
Interest income	61,537	25,905
Total investment income	5,247,495	3,593,649
EXPENSES:
Investment advisory fees	4,213,336	2,841,314
Fund administration and accounting fees	106,864	94,529
Shareholder servicing fees	76,130	36,845
Audit fees	42,700	35,700
Directors' fees and related expenses	40,453	34,979
Legal fees	32,782	28,840
Custody fees	31,319	20,198
Federal and state registration fees	21,546	35,732
Reports to shareholders	7,599	16,075
Other	74,788	67,018
Total expenses before waiver and reimbursement	4,647,517	3,211,230
Waiver and reimbursement of expenses by adviser	(12,847)	(35,643)
Net expenses	4,634,670	3,175,587
Net Investment Income	612,825	418,062
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	56,983,675	62,840,860
In-kind redemptions	35,200,081	—
Change in net unrealized appreciation/depreciation on investments	(46,408,729)	(25,555,217)
Net Realized and Unrealized Gain on Investments	45,775,027	37,285,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,387,852	$37,703,705

P/24

LARGE CAP FUND
INVESTMENT INCOME:
Dividend income	$513,937
Interest income	6,068
Total investment income	520,005
EXPENSES:
Investment advisory fees	204,421
Fund administration and accounting fees	57,744
Shareholder servicing fees	8,869
Audit fees	16,700
Directors' fees and related expenses	15,391
Legal fees	11,988
Custody fees	3,142
Federal and state registration fees	20,844
Reports to shareholders	1,911
Other	6,597
Total expenses before waiver and reimbursement	347,607
Waiver and reimbursement of expenses by adviser	(96,012)
Net expenses	251,595
Net Investment Income	268,410
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	1,748,147
In-kind redemptions	—
Change in net unrealized appreciation/depreciation on investments	1,964,537
Net Realized and Unrealized Gain on Investments	3,712,684
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,981,094

The accompanying notes are an integral part of these financial statements.
P/25

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND		SMID CAP FUND
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
OPERATIONS:
Net investment income	$612,825	$772,433	$418,062	$656,391
Net realized gain on:
Investments	56,983,675	13,171,058	62,840,860	28,492,706
In-kind redemptions	35,200,081	—	—	53,065,281
Change in net unrealized appreciation/depreciation on investments	(46,408,729)	(22,048,171)	(25,555,217)	(92,576,430)
Net increase (decrease) in net assets resulting from operations	46,387,852	(8,104,680)	37,703,705	(10,362,052)
DISTRIBUTIONS PAID FROM:
Net investment income	(932,250)	(253,519)	(867,087)	—
Net realized gain	(15,364,145)	(34,104,506)	(50,328,624)	(40,379,859)
Net decrease in net assets resulting from distributions	(16,296,395)	(34,358,025)	(51,195,711)	(40,379,859)
CAPITAL SHARE TRANSACTIONS:
Shares sold	32,675,878	38,151,920	45,070,880	87,826,531
Shares issued to holders in reinvestment of distributions	16,041,187	34,087,159	49,124,565	39,632,633
Shares redeemed	(205,534,442)	(50,653,694)	(164,476,744)	(408,016,896)
Net increase (decrease) in net assets resulting from capital share transactions	(156,817,377)	21,585,385	(70,281,299)	(280,557,732)
Total Increase (Decrease) in Net Assets	(126,725,920)	(20,877,320)	(83,773,305)	(331,299,643)
NET ASSETS:
Beginning of Year	422,126,797	443,004,117	394,652,327	725,951,970
End of Year	$295,400,877	$422,126,797	$310,879,022	$394,652,327
Undistributed net investment income	$199,472	$518,897	$58,098	$507,123
TRANSACTIONS IN SHARES:
Shares sold	1,736,130	2,209,566	3,560,896	6,990,708
Shares issued to holders in reinvestment of distributions	846,054	1,985,274	4,245,857	3,261,945
Shares redeemed	(10,870,940)	(2,814,023)	(12,680,473)	(33,052,115)
Net increase (decrease) in shares outstanding	(8,288,756)	1,380,817	(4,873,720)	(22,799,462)

P/26

	LARGE CAP FUND
	Year Ended June 30, 2017	Year Ended June 30, 2016
OPERATIONS:
Net investment income	$268,410	$210,773
Net realized gain on:
Investments	1,748,147	635,217
In-kind redemptions	—	—
Change in net unrealized appreciation/depreciation on investments	1,964,537	316,975
Net increase (decrease) in net assets resulting from operations	3,981,094	1,162,965
DISTRIBUTIONS PAID FROM:
Net investment income	(222,042)	(189,839)
Net realized gain	(565,648)	(1,075,131)
Net decrease in net assets resulting from distributions	(787,690)	(1,264,970)
CAPITAL SHARE TRANSACTIONS:
Shares sold	5,784,211	841,948
Shares issued to holders in reinvestment of distributions	786,325	1,262,581
Shares redeemed	(1,025,338)	(409,148)
Net increase (decrease) in net assets resulting from capital share transactions	5,545,198	1,695,381
Total Increase (Decrease) in Net Assets	8,738,602	1,593,376
NET ASSETS:
Beginning of Year	27,800,203	26,206,827
End of Year	$36,538,805	$27,800,203
Undistributed net investment income	$159,701	$113,333
TRANSACTIONS IN SHARES:
Shares sold	426,154	69,179
Shares issued to holders in reinvestment of distributions	59,797	103,236
Shares redeemed	(75,509)	(33,370)
Net increase (decrease) in shares outstanding	410,442	139,045

The accompanying notes are an integral part of these financial statements.
P/27

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE SMALL CAP FUND

	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Year	$17.91	$19.97	$22.96	$19.72	$17.80
Income (loss) from investment operations:
Net investment income	0.03	0.03	—	0.00 (1)	0.10
Net realized and unrealized gain (loss) on investments	2.09	(0.49)	1.33	4.18	3.10
Total Income (Loss) from Investment Operations	2.12	(0.46)	1.33	4.18	3.20
Less distributions:
From net investment income	(0.04)	(0.01)	—	(0.02)	(0.09)
From net realized gain on investments	(0.66)	(1.59)	(4.32)	(0.92)	(1.19)
Total Distributions	(0.70)	(1.60)	(4.32)	(0.94)	(1.28)
Net Asset Value, End of Year	$19.33	$17.91	$19.97	$22.96	$19.72
Total Return	11.90%	(1.94)%	7.14%	21.50%	19.14%
Supplemental data and ratios Net assets, end of year (in thousands)	$295,401	$422,127	$443,004	$476,639	$539,606
Ratio of expenses to average net assets
Before waivers and reimbursements	1.10%	1.09%	1.09%	1.09%	1.07%
Net of waivers and reimbursements	1.10%	1.09%	1.09%	1.09%	1.07%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.15%	0.19%	(0.04)%	(0.02)%	0.42%
Net of waivers and reimbursements	0.15%	0.19%	(0.04)%	(0.02)%	0.42%
Portfolio turnover rate	32%	31%	31%	31%	10%

(1)  Less than one cent per share.

P/28

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE SMID CAP FUND

	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Year	$12.93	$13.61	$16.31	$14.12	$12.02
Income from investment operations:
Net investment income	0.02	0.02	0.01	0.02	0.07
Net realized and unrealized gain on investments	1.33	0.08	0.33	2.99	2.48
Total Income from Investment Operations	1.35	0.10	0.34	3.01	2.55
Less distributions:
From net investment income	(0.03)	—	(0.01)	(0.03)	(0.07)
From net realized gain on investments	(2.13)	(0.78)	(3.03)	(0.79)	(0.38)
Total Distributions	(2.16)	(0.78)	(3.04)	(0.82)	(0.45)
Net Asset Value, End of Year	$12.12	$12.93	$13.61	$16.31	$14.12
Total Return	11.28%	1.07%	3.34%	21.78%	21.80%
Supplemental data and ratios Net assets, end of year (in thousands)	$310,879	$394,652	$725,952	$877,458	$999,284
Ratio of expenses to average net assets
Before waivers and reimbursements	0.96%	0.99%	0.96%	0.94%	0.92%
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.94%	0.92%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.11%	0.07%	0.04%	0.10%	0.48%
Net of waivers and reimbursements	0.12%	0.11%	0.05%	0.10%	0.48%
Portfolio turnover rate	34%	31%	37%	56%	29%

The accompanying notes are an integral part of these financial statements.
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Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the year

IRONBRIDGE LARGE CAP FUND

	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Year	$12.71	$12.79	$13.18	$11.09	$9.71
Income from investment operations:
Net investment income	0.11	0.10	0.09	0.08	0.10
Net realized and unrealized gain on investments	1.59	0.43	0.70	2.51	1.50
Total Income from Investment Operations	1.70	0.53	0.79	2.59	1.60
Less distributions:
From net investment income	(0.10)	(0.09)	(0.08)	(0.08)	(0.08)
From net realized gain on investments	(0.25)	(0.52)	(1.10)	(0.42)	(0.14)
Total Distributions	(0.35)	(0.61)	(1.18)	(0.50)	(0.22)
Net Asset Value, End of Year	$14.06	$12.71	$12.79	$13.18	$11.09
Total Return	13.58%	4.38%	6.40%	23.87%	16.72%
Supplemental data and ratios Net assets, end of year (in thousands)	$36,539	$27,800	$26,207	$24,601	$18,810
Ratio of expenses to average net assets
Before waivers and reimbursements	1.11%	1.17%	1.18%	1.26%	1.52%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.55%	0.42%	0.29%	0.17%	0.27%
Net of waivers and reimbursements	0.86%	0.80%	0.67%	0.63%	0.99%
Portfolio turnover rate	26%	24%	27%	41%	35%

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Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2017

(1) ORGANIZATION

IronBridge Funds, Inc. (the "Company") was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of three series ("Funds"). RMB Capital Management, LLC ("RMB"), serves as the investment adviser to each of the Funds. Prior to June 24, 2017, IronBridge Capital Management, L.P. ("ICM") served as the investment adviser to the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Large Cap Fund	Capital appreciation

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the "Board"). Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by RMB pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments).

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Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2017

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' investments as of June 30, 2017.

IronBridge Small Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$282,451,262	$—	$—	$282,451,262
Total Equity	282,451,262	—	—	282,451,262
Short-Term Investments	12,887,133	—	—	12,887,133
Total Investments in Securities	$295,338,395	$—	$—	$295,338,395

IronBridge SMID Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$299,046,108	$—	$—	$299,046,108
Total Equity	299,046,108	—	—	299,046,108
Short-Term Investments	11,756,961	—	—	11,756,961
Total Investments in Securities	$310,803,069	$—	$—	$310,803,069

IronBridge Large Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$34,668,808	$—	$—	$34,668,808
Total Equity	34,668,808	—	—	34,668,808
Short-Term Investments	1,893,521	—	—	1,893,521
Total Investments in Securities	$36,562,329	$—	$—	$36,562,329

*  See Funds' Schedule of Investments for Industry classifications.

There were no transfers into or out of Level 1, Level 2, or Level 3 fair value measurements during the reporting year. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2017, open Federal and state income tax years include the tax years ended June 30, 2014, June 30, 2015 and June 30, 2016. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

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(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	Year Ended June 30, 2017				Year Ended June 30, 2016
	Ordinary Income	Short– Term Capital Gains	Long– Term Capital Gains	Total Distributions	Ordinary Income	Short– Term Capital Gains	Long– Term Capital Gains	Total Distributions
IronBridge Small Cap	$932,250	$—	$15,364,145	$16,296,395	$1,729,281	$—	$32,628,744	$34,358,025
IronBridge SMID Cap	867,087	1,130,210	49,198,414	51,195,711	—	—	40,379,859	40,379,859
IronBridge Large Cap	222,042	68,237	497,411	787,690	193,517	—	1,071,453	1,264,970

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2017.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of June 30, 2017, the Funds' most recent fiscal year-end, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Large Cap Fund
Cost of investments	$219,703,424	$240,085,494	$28,588,890
Gross unrealized appreciation	86,235,424	79,345,975	8,789,157
Gross unrealized depreciation	(10,600,453)	(8,628,400)	(815,718)
Net unrealized appreciation/depreciation	75,634,971	70,717,575	7,973,439
Undistributed ordinary income	1,985,170	2,221,299	216,687
Undistributed long-term capital gain	42,280,634	20,992,730	1,342,857
Total distributable earnings	44,265,804	23,214,029	1,559,544
Other accumulated loss	—	—	—
Total accumulated earnings/(losses)	$119,900,775	$93,931,604	$9,532,983

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset

P/33

Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2017

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

value per share. For the year ended June 30, 2017, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$43,608,815	$—	$(43,608,815)
IronBridge SMID Cap	11,386,503	—	(11,386,503)
IronBridge Large Cap	19,427	—	(19,427)

The permanent differences primarily relate to foreign currency, Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, utilization of earnings and profits distributed to shareholders on redemption of shares, realized gains on redemptions in-kind not recognized for tax purposes, and tax basis adjustments for securities contributed in-kind.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, June 30, 2017. During the year ended June 30, 2017 the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post-October capital losses.

(D) Recent Accounting Pronouncement. In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have no impact on the Fund's net assets or results of operations.

(E) Indemnifications. Under the Funds' organizational documents, officers and independent directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on a trade date basis. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from

P/34

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

On June 20, 2017, the Board approved a new Advisory Agreement between the Company, on behalf of each Fund, and RMB. Effective June 24, 2017, RMB would serve the Funds as the new Adviser for a period of 150 days from the effective date or until the date upon which shareholders approve the new Advisory Agreement. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, RMB has agreed to waive its respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted against payable to adviser on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to RMB or RMB reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as due from adviser. The expense cap agreements will continue in effect until November 1, 2017, with successive renewal terms of one year unless terminated by RMB or the Funds' Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow RMB to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that RMB shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge Small Cap	IronBridge SMID Cap	IronBridge Large Cap
2017	2020	$2,607	$2,065	$1,759
		$2,607	$2,065	$1,759

Prior to June 24, 2017, each Fund and ICM operated under similar expense cap agreements as that of RMB and the Funds now. The waived or reimbursed expenses subject to potential recovery by ICM at June 23, 2017 are no longer recoverable by ICM or RMB following the approval of RMB as Adviser on June 24, 2017.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2017 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$126,402,380	$301,703,452
IronBridge SMID Cap	110,247,004	227,247,101
IronBridge Large Cap	12,553,864	7,744,697

Included in proceeds of IronBridge Small Cap Fund's sales is $105,006,312 representing the value of securities transferred in payment of redemptions in kind, resulting in realized gains of $35,200,081.

(5) DIRECTORS FEES

The independent directors are paid a retainer of $25,000 per year plus $3,000 for each regular in person meeting and $1,000 for each telephonic meeting attended for their service on the Board. Independent directors are also compensated for any special meeting that they may be required to attend. Independent directors are reimbursed for any travel expenses incurred in all meetings.

P/35

Notes to Financial Statements

IronBridge Funds, Inc.

June 30, 2017

(6) SUBSEQUENT EVENTS

A proxy statement is being provided to shareholders in order to solicit approval of the new Advisory Agreement with RMB, as well the election of independent directors. In addition, the Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

P/36

Report of Independent
Registered Public Accounting Firm

The Board of Directors and Shareholders of IronBridge Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, and IronBridge Large Cap Fund, collectively referred to as the "Funds"), as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the IronBridge Funds at June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
August 25, 2017

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Board Approval of Advisory Agreements (Unaudited)

Prior Agreement with IronBridge Capital Management, L.P.

At an in-person meeting held on May 25, 2017, the Board of Directors (the "Board") of IronBridge Funds, Inc. (the "Company"), including a majority of the directors who are not "interested persons" of the Company or IronBridge Capital Management, L.P. ("IronBridge") (such directors, the "Independent Directors"), considered and renewed the previously-effective Investment Advisory Agreement between IronBridge and the Company (the "Prior Agreement") pursuant to which it was proposed that IronBridge would continue to serve as the investment adviser to IronBridge Small Cap Fund (the "Small Cap Fund"), IronBridge SMID Cap Fund ("SMID Cap Fund") and IronBridge Large Cap Fund ("Large Cap Fund" and, together with the Small Cap Fund and the SMID Cap Fund, the "Funds" and each a "Fund"). The Prior Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund and the Large Cap Fund on July 23, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012, and was most recently approved for continuation at the Board's meeting on May 19, 2016.

Prior to conducting its review, the Board was informed that IronBridge may enter into a transaction whereby IronBridge would be liquidated and its personnel, including the personnel directly responsible for the management of the Funds' portfolios, would be hired by RMB Capital Management, LLC ("RMB"). Although the Board was informed that such transaction may occur, at the time of the meeting there was no guarantee that such a transaction would occur or the timing of such a transaction. The Board therefore determined to consider the continuation of the Prior Agreement pending any liquidation of IronBridge.

The Board was provided materials relevant to its consideration of the Prior Agreement, such as IronBridge's Form ADV and Code of

Ethics, copies of IronBridge's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, information regarding the compliance program and reporting, personnel and financial condition of IronBridge, and memoranda prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Prior Agreement, the total expenses of the Funds, the expense cap agreements between the Company and IronBridge on behalf of each Fund, and comparative fee and expense information provided by the Funds' administrator (USBFS) based upon data from an independent third party. The Board was also provided with IronBridge's response to detailed requests submitted by the Company's legal counsel on behalf of the Independent Directors, including forty-five separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Prior Agreement and reviewed a legal memorandum regarding its duties prepared by the Company's legal counsel. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by IronBridge to the Funds and, in the case of the Small Cap and SMID Cap Funds, the quality of services provided by IronBridge to their respective predecessor funds (the "Predecessor Funds") since IronBridge first became an investment adviser or manager of such Predecessor Funds; (2) the investment performance of the Funds, (3) IronBridge's professional staffing and anticipated cost of the services provided, and the anticipated profits, if any, to be realized by IronBridge and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to IronBridge from its

P/38

relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Prior Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of IronBridge as of March 31, 2017, in managing the Funds, and information regarding the historical performance of the Funds (and, where applicable, the Predecessor Funds), as well as the services provided to IronBridge's private clients, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the Funds and IronBridge's proprietary investment style. In particular, the Independent Directors noted the consistent investment approach used by IronBridge across all Funds. The Board reviewed other services provided by IronBridge, including their brokerage selection (and brokerage costs to the Funds) and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds' investment objectives, policies and restrictions, as well as the provision of compliance personnel and services. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by IronBridge to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by IronBridge under the Prior Agreement.

Investment Performance of the Funds. The Independent Directors reviewed investment performance of each of the Funds, measured as of March 31, 2017, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds, as well as presentations from members of the Funds' portfolio management team. In the case of the Small Cap Fund and the SMID Cap Fund, this performance information included the longer term results of the Predecessor Funds. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of IronBridge. The Board noted that the Small Cap Fund underperformed its index in the one-, three-, five- and ten-year periods and slightly outperformed since inception; the SMID Cap Fund underperformed its index for all periods; and the Large Cap Fund underperformed its index in all reviewed periods. The Board also noted that longer-term investment results of the Funds and Predecessor Funds generally underperformed the Funds' peers' median performance, except that the Small Cap Fund's ten year record and the Large Cap Funds' one-, three- and five-year records outperformed. The Board concluded that the investment performance of the Funds was acceptable in light of the foregoing comparisons.

IronBridge's Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with IronBridge the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals. The Board concluded that IronBridge continues to provide high-quality services to the Funds at a fair and reasonable cost.

Terms of Management Agreements and IronBridge's Services and Fee Schedules. The Board noted the Prior Agreement does not

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Board Approval of Advisory Agreements (continued)

continue on an annual basis unless approved in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), and that the termination provisions of the Prior Agreement complied with the 1940 Act's requirements. The Board also reviewed the fees charged by IronBridge under the Prior Agreement. The Board also reviewed with IronBridge the fees charged by IronBridge to its private fund and separate account clients, and compared such fees to the fees charged to each Fund. The Board, with the assistance of USBFS, noted that the Small Cap, SMID Cap and Large Cap Funds' respective expense ratios (in light of the application of the expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Large Cap Fund, were very low). The Board also noted that the management fees of the respective Funds were within the range of management fees of the respective selected peer groups, and deemed reasonable given the investment approach of IronBridge. The Board concluded that the terms and fee schedules of the Prior Agreement continued to be appropriate in light of each Fund's investment style and objectives.

Costs of Services Provided, Profitability of IronBridge. The Board also reviewed the impact of the expense cap agreements with respect to each of the Funds and noted that IronBridge may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund had total expenses less than its expense cap; in the case of the SMID Cap Fund and the Large Cap Fund, IronBridge was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by IronBridge under the Prior Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with IronBridge, the fact that the Prior Agreement does not contain breakpoints in the advisory fees as the Funds' assets increase. IronBridge discussed its views of the asset capacity of each of the Funds' investment strategies. The Board concluded that the lack of breakpoints in the Prior Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that, should IronBridge not be liquidated, the terms of the Prior Agreement were in the best interests of each Fund and its shareholders and continued the Prior Agreement with respect to all three Funds through July 23, 2018.

Interim and Proposed Agreements with RMB Capital Management, LLC

As discussed above, the Board was informed at its May 25, 2017 meeting of the possibility that IronBridge would be liquidated and most of its personnel, including Fund portfolio managers and principal officers, would be hired by RMB. The Board was informed that, in such event, it would be proposed that RMB would replace IronBridge as the investment adviser to the Funds. In order for RMB to replace IronBridge, the Board would need to approve an Investment Advisory Agreement (the "Proposed Agreement") with RMB, which would need to be submitted to the Funds' shareholders for approval before it could take effect, and an Interim Investment Advisory Agreement (the "Interim Agreement") with RMB, pursuant to which RMB would serve as investment adviser to the Funds while the Funds were soliciting shareholder approval of the Proposed Agreement.

At its in-person meeting on May 25, 2017, on the basis of (1) the representation that, should the liquidation of IronBridge occur, most of IronBridge's personnel, including Fund portfolio managers and principal officers, would be hired by RMB, (2) the Board's understanding that the Interim Agreement contained the terms necessary to become effective pursuant to Rule 15a-4 under the

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1940 Act, (3) assurances from RMB that it would manage the Funds in accordance with their investment objectives and policies as disclosed to shareholders and would employ the same portfolio managers in managing the Funds, and (4) the Board's review of the information discussed above with respect to the Prior Agreement, the Board found that, should IronBridge be liquidated, in order to ensure the continued management of the Funds' assets, the terms of the Interim Agreement were in the best interests of each Fund and its shareholders and contingently approved the Interim Agreement with respect to all three Funds commencing upon such date as IronBridge ceases to be investment adviser to the Funds in light of such liquidation. The Board also contingently approved the termination of the Proposed Agreement should such liquidation process be commenced.

On June 20, 2017, prior to the date on which the Interim Agreement became effective, the Board held an additional in-person meeting called, among other things, for the purpose of ratifying the approval of the Interim Agreement and considering the approval and submission to shareholders of the Funds of the Proposed Agreement. At that meeting, the Board was provided materials relevant to its consideration of the Proposed Agreement, such as RMB's Form ADV and Code of Ethics, copies of RMB'S consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, information regarding the compliance program and reporting, personnel and financial condition of RMB, and reviewed the memoranda prepared by the Company's legal counsel and initially considered at the May 25, 2017 meeting. The Board also reviewed the advisory fee payable by each Fund under the Proposed Agreement (which fee structures were unchanged from the Prior Agreement), the anticipated total expenses of the Funds, the proposed expense cap agreements between the Company and RMB on behalf of each Fund (which would be continued through November 1, 2018, in substantially the same form as the current expense cap agreements with IronBridge), and the comparative fee and expense information previously provided by USBFS at the May 25, 2017 meeting. The Board was also provided with RMB's response to detailed requests submitted by the Company's legal counsel on behalf of the Independent Directors, including RMB's responses to the same forty-five separate inquiries originally provided to IronBridge, as well as supplemental follow-up written inquiries.

In the course of its review, the Board considered its legal responsibilities in approving and submitting for shareholder approval the Proposed Agreement and was reminded of the legal memorandum regarding the Board's duties prepared by the Company's legal counsel. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past by IronBridge's personnel to be retained by RMB and expected to be provided by RMB to the Funds and, in the case of the Small Cap and SMID Cap Funds, the quality of services provided by such personnel to the Predecessor Funds since IronBridge first became an investment adviser or manager of such Predecessor Funds; (2) the investment performance of the Funds, (3) RMB's professional staffing and anticipated cost of the services provided, and the anticipated profits, if any, to be realized by RMB and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to RMB from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Proposed Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the

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Board Approval of Advisory Agreements (continued)

factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board reviewed its consideration of the performance, as of March 31, 2017, of the IronBridge personnel being retained by RMB in managing the Funds, and information regarding the historical performance of the Funds (and, where applicable, the Predecessor Funds) as indicators of the extent and quality of services. The Board also reviewed its consideration of information regarding the portfolio managers for the Funds and IronBridge's proprietary investment style moving to RMB. In particular, the Independent Directors noted the consistent investment approach used by the IronBridge personnel across all Funds, and the expectation that such approach would not change with RMB. The Board reviewed other services anticipated to be provided by RMB, including their brokerage selection (and anticipated brokerage costs to the Funds) and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds' investment objectives, policies and restrictions, as well as the provision of compliance personnel and services, and any variation from the same services and considerations provided by IronBridge historically. The Board also reviewed the financial and other resources of RMB, and noted RMB had over $6.8 billion in assets under management as of May 31, 2017. The Board also considered (i) RMB's ability to supervise service providers and operations for all Funds, to prepare compliance and regulatory filings for the Funds and disclosures to Fund shareholders, to review Fund legal issues, to assist the Directors in their capacity as directors, and to provide other services; (ii) RMB's proposals for development of Fund marketing initiatives; and (iii) RMB's strong regulatory history. The Directors were familiar generally with the quality of the services provided by RMB based on RMB's

Chief Operating Officer, Walter H. Clark, serving on the Company's Board since 2010.

The Board also considered information such as (i) RMB's financial condition; (ii) the experience of RMB's investment professionals; (iii) the reputation, financial strength, regulatory history and resources of RMB; (iv) information on the approach of RMB to retention and compensation of investment and other personnel; (iv) the management structure of RMB and the intentions of RMB with respect to management of the Funds; and (v) the fact that RMB, and not the Funds, would bear all costs of obtaining approvals of the Proposed Agreement, including legal and other costs resulting from obtaining the necessary approvals.

Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by RMB to each Fund will be appropriate and not diminished from that provided by IronBridge and that the Funds are likely to benefit from the services provided by RMB under the Proposed Agreement.

Investment Performance of the Funds. The Independent Directors again reviewed investment performance of each of the Funds, measured as of March 31, 2017, as it did at its May 25, 2017 meeting and, given that the same IronBridge personnel involved in managing the Funds would be retained by and involved in the management of the Funds under RMB, reached the same conclusions with respect to the Funds' performance as reached at its May meeting and summarized above.

RMB's Professional Staffing. The Board again reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, noted that each such persons would be retained by RMB and discussed with RMB and such personnel the decision-making hierarchy of the team of portfolio managers

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managing each Fund. The Board reached the same conclusions regarding the individuals serving as portfolio managers to the Funds as reached at its May meeting and summarized above. The Board concluded that RMB is likely to provide high-quality services to the Funds at a fair and reasonable cost.

Terms of Management Agreements and RMB's Services and Fee Schedules. The Board noted the Proposed Agreement would continue for an initial term of two years and, after that time, does not continue on an annual basis unless approved in accordance with the 1940 Act, and that the termination provisions of the Proposed Agreement complied with the 1940 Act's requirements. The Board also noted that terms of the Proposed Agreement are substantially similar to the terms of the Prior Agreement and was informed of the areas where the Prior Agreement and Proposed Agreement differ. The Board was reminded of the fees charged by IronBridge under the Prior Agreement and informed that the fees payable to RMB under the Proposed Agreement are the same as the fees payable to IronBridge under the Prior Agreement. The Board noted the same facts related to the expenses of the Funds, including peer group comparisons, and in light of the fact that RMB has agreed to provide expense cap agreements on the same terms as provided by IronBridge through November 1, 2018, the Board reached the same conclusions regarding the individuals serving as portfolio managers to the Funds as reached at its May meeting and summarized above.

Costs of Services Provided, Profitability of RMB. The Board also reviewed the impact of the expense cap agreements with respect to each of the Funds and noted that RMB had agreed to provide similar agreements through November 1, 2018 and, as a result, may be required to pay certain Fund expenses on behalf of the Funds. The Board also considered information related to RMB's expected profitability and expected costs attributable to the Funds. The Board reached the same conclusions regarding the profitability of RMB as it did with IronBridge noted above.

Economies of Scale, Fee Levels. The Board noted, and discussed with RMB, the fact that the Proposed Agreement does not contain breakpoints in the advisory fees as the Funds' assets increase, which is consistent with the terms of the Prior Agreement. The Board also reviewed RMB's views of the asset capacity of each of the Funds' investment strategies, which were derived from IronBridge's views on the topic and discussed at the May meeting. The Board concluded that the lack of breakpoints in the Proposed Agreement would be acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that, should IronBridge be liquidated, the terms of the Proposed Agreement were in the best interests of each Fund and its shareholders, should be submitted to the Funds' shareholders for approval and, if approved by the shareholders, executed by the Company.

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Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the directors and is available, without charge, by calling 1-877-861-7714 or at the Fund's website at www.ironbridgefunds.net.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Independent Directors
James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995 to present. Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 through December 2012; Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax).	3	First Interstate Bancsystem, Inc.
James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	3	Frontier Funds, Inc. (with oversight of 7 portfolios)
Inside ("Interested") Director and Officers
Walter H. Clark* Year of Birth: 1968	Director Vice-President	Indefinite, since May 21, 2010 Indefinite, since June 24, 2017	Chief Operating Officer, RMB Capital Management LLC, an independent investment advisory business, 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	3	None
John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer-Mutual Funds, RMB Capital Management LLC, June 2017-Present; Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-June 2017.	N/A	N/A
Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010

Senior Analyst, RMB Capital Management LLC, June 2017-Present; Chief Operating Officer, IronBridge Capital Management, L.P., 2009-June 2017; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-June 2017.

				N/A	N/A

*  Walter Clark is deemed to be an "interested director" of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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Directory of Fund Service Providers

INVESTMENT ADVISER

RMB Capital Management, LLC
One Parkview Plaza, Suite 700
Oakbrook Terrace, IL 60181

DISTRIBUTOR

Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
220 S 6th Street, Suite 1400
Minneapolis, MN 55402

LEGAL COUNSEL

Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, IL 60601

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Additional Information (continued)

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company's Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov. The Company's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	83.80%
IronBridge Large Cap	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2017 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	83.82%
IronBridge Large Cap	100.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2017 was as follows:

IronBridge Small Cap	0.00%
IronBridge SMID Cap	56.59%
IronBridge Large Cap	23.51%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

•  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include the Funds' investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds' investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are two audit committee financial experts serving on its audit committee.  Messrs. James M. Snyder and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2017	FYE 06/30/2016
Audit Fees	$75,000	$93,400
Audit-Related Fees	$0	$0
Tax Fees	$20,100	$25,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2017	FYE 06/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2017	FYE 06/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	9/05/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	9/05/17

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	9/05/17

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